                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Roper Industries, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                        /s/ KPMG C. Jespersen
                                        ----------------------------------------
                                        KPMG C. Jespersen


Copenhagen, Denmark
May 23, 2002